American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century Mid Cap Growth Impact ETF
Supplement dated May 17, 2025 ■ Prospectus and Summary Prospectus dated January 1, 2025

Rob Brookby, Vice President and Senior Portfolio Manager, no longer serves as portfolio manager for the fund effective May 16, 2025.

The following replaces the Portfolio Management section on page 5 of the summary prospectus and page 6 of the prospectus:

Portfolio Management

Investment Advisor
American Century Investment Management, Inc.

Portfolio Managers
Yusuf Anwar, M.D., CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Rene P. Casis, Vice President and Head of Portfolio Solutions, has been a member of the team that manages the fund since the fund’s inception.
Nalin Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception.

The following replaces The Fund Management Team section on page 11 of the prospectus:

The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, the ETF Portfolio Manager adjusts the portfolio for tax efficiency and other ETF-specific considerations.

The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Yusuf Anwar, M.D., CFA
Dr. Anwar, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2021 as a senior investment analyst and became a portfolio manager in 2025. Prior to joining American Century Investments, Dr. Anwar was a Senior Analyst at Cinctive Capital. He also held prior roles as an analyst at Moore Capital and Point72 Asset Management. He has a bachelor’s degree in economics from CUNY Brooklyn College & Macaulay Honors College. He also holds an M.D. from the SUNY Downstate College of Medicine. He is a CFA charterholder and a member of the CFA Institute.

Rene P. Casis
Mr. Casis, Vice President and Head of Portfolio Solutions, has been a member of the team that manages the fund since its inception. He joined American Century in 2018. He has a bachelor’s degree in economics from the University of California, Santa Barbara.

Nalin Yogasundram
Mr. Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception. Prior to joining American Century, he was an equity analyst for T. Rowe Price. He has a bachelor’s degree from the University of Arkansas, a master’s degree from Southern Methodist University and an MBA from The Wharton School of the University of Pennsylvania.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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